Exhibit 99

FOR IMMEDIATE RELEASE	Media contact:
January 6, 2006	Bob Varettoni
212-395-7726
robert.a.varettoni@verizon.com

News Release Correction

NEW YORK – The Nasdaq Stock Market has informed Verizon Communications Inc. (NYSE:VZ) that trading in MCI shares (NASDAQ:MCIP) will continue until the close of trading today, Jan. 6, 2006. The Verizon press release previously announcing the merger of Verizon and MCI stated that trading in MCI shares had halted.

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